Loans	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Loans

NOTE 3 – LOANS

Loans consisted of the following at December 31:

(Dollars in thousands)	2017	2016

Commercial	$140,273	$134,268
Commercial real estate	179,663	159,475
Residential real estate	157,172	144,489
Construction & land development	22,886	23,428
Consumer	16,306	13,308

Total loans before deferred costs	516,300	474,968
Deferred loan costs	530	481

Total loans	$516,830	$475,449

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and the Board of Directors approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies, and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand their business. Underwriting standards are designed to promote relationship banking rather than transactional banking. The Company’s management examines current and occasionally projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. However, the cash flows of borrowers may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets, such as accounts receivable or inventory, and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single industry. Management monitors and evaluates commercial real estate loans based on collateral, geography, and risk grade criteria.

With respect to loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten utilizing independent appraisal reviews, sensitivity analysis of absorption, lease rates, and financial analysis of developers and property owners. Construction and land development loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction and land development loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property, or permanent financing from the Company. These loans are closely monitored by on-site inspections and are considered to have higher risk than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions, and the availability of long-term financing.

The Company originates consumer loans utilizing a judgmental underwriting process. Policies and procedures are developed and modified, as needed, by management to monitor and manage consumer loan risk. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk.

The Company engages an independent loan review vendor that reviews and validates the credit risk program on a periodic basis. Results of these reviews are presented to management and the Audit Committee. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Concentrations of Credit

Nearly all of the Company’s lending activity occurs within the State of Ohio, including the four counties of Holmes, Stark, Tuscarawas, and Wayne, as well as other markets. The majority of the Company’s loan portfolio consists of commercial and industrial and commercial real estate loans. See concentration of credit discussion included in the 2017 Financial Review.

Allowance for Loan Losses

The following table details activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2017, 2016, and 2015. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

During 2017, the increase in the provision for loan losses related to commercial loans was primarily due to the net charge-offs of loans in this category. The increase related to commercial real estate loans was due to the increase of nonperforming loans in this category, as well as the increase in the specific allocation to one commercial real estate loan. The increase in the provision amounts allocated to the remaining loan categories, primarily relate to loan growth.

During 2016, the largest increase in the provision for loan losses occurred in the commercial loan category. The increase was primarily due to the specific allocation related to one loan relationship along with charge-offs of loans in this category. The increase in the provision amounts allocated to the remaining loan categories, primarily relate to loan growth. The decrease in the provision amount allocated to the commercial real estate category is primarily due to the recovery of prior loan charge-offs.

During 2015, the increase in the provision for loan losses related to commercial loans was primarily due to an increase in the specific allowance related to impaired loans in this category. The decrease in the provision related to commercial real estate loans was due to the improved credit quality of loans in this category. The increase in the provision related to residential real estate loans was due to the increase in net charge-offs of loans in this category as well as the increase in loan volume.

Summary of Allowance for Loan Losses

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total

December 31, 2017
Beginning balance	$2,207	$1,264	$1,189	$178	$141	$312	$5,291
Provision for loan losses	429	471	76	59	51	59	1,145
Charge-offs	(1,184)	–	–	–	(20)		(1,204)
Recoveries	361	–	8	–	3		372

Net charge-offs	(823)	–	8	–	(17)		(832)

Ending balance	$ 1,813	$1,735	$1,273	$237	$175	$371	$5,604

December 31, 2016
Beginning balance	$1,664	$1,271	$1,086	$123	$86	$432	$4,662
Provision for loan losses	626	(291)	110	55	113	(120)	493
Charge-offs	(297)	(50)	(12)	–	(59)		(418)
Recoveries	214	334	5	–	1		554

Net charge-offs	(83)	284	(7)	–	(58)		136

Ending balance	$2,207	$1,264	$1,189	$178	$141	$312	$5,291

December 31, 2015
Beginning balance	$1,289	$1,524	$1,039	$142	$60	$327	$4,381
Provision for loan losses	285	(205)	161	(19)	62	105	389
Charge-offs	(109)	(61)	(132)	–	(46)		(348)
Recoveries	199	13	18	–	10		240

Net charge-offs	90	(48)	(114)	–	(36)		(108)

Ending balance	$1,664	$1,271	$1,086	$123	$86	$432	$4,662

The following table presents the balance in the allowance for loan losses and the ending loan balances by portfolio segment and impairment method as of December 31:

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total

2017
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$74	$151	$19	$–	$–	$–	$244
Collectively evaluated for impairment	1,739	1,584	1,254	237	175	371	5,360

Total ending allowance balance	$1,813	$1,735	$1,273	$237	$175	$371	$5,604

Loans:
Loans individually evaluated for impairment	$1,726	$4,686	$1,470	$–	$–		$7,882
Loans collectively evaluated for impairment	138,547	174,977	155,702	22,886	16,306		508,418

Total ending loans balance	$140,273	$179,663	$157,172	$22,886	$16,306		$516,300

2016
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$705	$–	$24	$–	$–	$–	$729
Collectively evaluated for impairment	1,502	1,264	1,165	178	141	312	4,562

Total ending allowance balance	$2,207	$1,264	$1,189	$178	$141	$312	$5,291

Loans:
Loans individually evaluated for impairment	$5,028	$621	$1,507	$–	$–		$7,156
Loans collectively evaluated for impairment	129,240	158,854	142,982	23,428	13,308		467,812

Total ending loans balance	$134,268	$159,475	$144,489	$23,428	$13,308		$474,968

The following table presents loans individually evaluated for impairment by class of loans as of December 31:

(Dollars in thousands)	Unpaid Principal Balance	Recorded Investment With No Allowance	Recorded Investment With Allowance	Total Recorded Investment[1]	Related Allowance	Average Recorded Investment	Interest Income Recognized

2017
Commercial	$3,352	$1,329	$399	$1,728	$74	$2,884	$52
Commercial real estate	4,826	3,117	1,566	4,683	151	3,213	14
Residential real estate	1,654	1,119	352	1,471	19	1,476	57
Construction & land development	–	–	–	–	–	–	–

Total impaired loans	$9,832	$5,565	$2,317	$7,882	$244	$7,573	$123

2016
Commercial	$5,476	$1,690	$3,354	$5,044	$705	$6,609	$241
Commercial real estate	796	600	21	621	–	786	10
Residential real estate	1,681	1,036	472	1,508	24	1,507	61
Construction & land development	–	–	–	–	–	–	–

Total impaired loans	$7,953	$3,326	$3,847	$7,173	$729	$8,902	$312

2015
Commercial	$6,541	$5,832	$301	$6,133	$299	$5,972	$230
Commercial real estate	1,265	670	393	1,063	64	1,420	18
Residential real estate	1,689	967	568	1,535	26	1,671	61
Construction & land development	–	–	–	–	–	–	–

Total impaired loans	$9,495	$7,469	$1,262	$8,731	$389	$9,063	$309

    [1]Includes principal, accrued interest, unearned fees, and origination costs.

The following table presents the aging of past due and nonaccrual loans by class of loans as of December 31:

(Dollars in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days + Past Due	Nonaccrual	Total Past Due and Nonaccrual	Total Loans
2017
Commercial	$138,908	$148	$65	$–	$1,152	$1,365	$140,273
Commercial real estate	175,062	177	–	40	4,384	4,601	179,663
Residential real estate	155,488	757	38	401	488	1,684	157,172
Construction & land development	22,886	–	–	–	–	–	22,886
Consumer	16,048	193	8	–	57	258	16,306

Total loans	$508,392	$1,275	$111	$441	$6,081	$7,908	$516,300

2016
Commercial	$133,630	$151	$62	$–	$425	$638	$134,268
Commercial real estate	158,504	435	–	39	497	971	159,475
Residential real estate	142,926	816	61	196	490	1,563	144,489
Construction & land development	23,428	–	–	–	–	–	23,428
Consumer	13,234	21	16	–	37	74	13,308

Total loans	$471,722	$1,423	$139	$235	$1,449	$3,246	$474,968

Troubled Debt Restructurings

The Company had troubled debt restructurings (“TDRs”) of $2.9 million as of December 31, 2017, with $38 thousand of specific reserves allocated to customers whose loan terms have been modified in TDRs. As of December 31, 2016, the Company had TDRs of $6.4 million, with $711 thousand of specific reserves allocated. At December 31, 2017, $2 million of the loans classified as TDRs were performing in accordance with their modified terms. The remaining $900 thousand were classified as nonaccrual.

Loan modifications that are considered TDRs completed during the year ended December 31 were as follows:

(Dollars in thousands)	Number Of Loans Restructured	Pre-Modification Recorded Investment	Post-Modification Recorded Investment
2017
Commercial	2	$150	$150
Commercial real estate	4	288	288
Residential real estate	2	52	52

Total restructured loans	8	$490	$490

2016
Commercial	4	$3,607	$3,607
Residential real estate	1	101	101

Total restructured loans	5	$3,708	$3,708

The loans restructured were modified by changing the monthly payment to interest only and extending the maturity dates. No principal reductions were made. There was one commercial loan in the amount of $3.3 million that was restructured in the fourth quarter of 2016 that has defaulted in 2017. None of the loans restructured in 2015 subsequently defaulted in 2016.

Real Estate Loans in Foreclosure

The Company held no foreclosed real estate as of December 31, 2017, or December 31, 2016. Mortgage loans in the process of foreclosure were $114 thousand at December 31, 2017, and $448 thousand at December 31, 2016.

Credit Quality Indicators

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes commercial loans individually by classifying the loans as to credit risk. This analysis includes commercial loans with an outstanding balance greater than $300 thousand. This analysis is performed on an annual basis.

The Company uses the following definitions for risk ratings:

Pass. Loans classified as pass (Acceptable, Low Acceptable, or Pass Watch) may exhibit a wide array of characteristics but at a minimum represent an acceptable risk to the Bank. Borrowers in this rating may have leveraged but acceptable balance sheet positions, satisfactory asset quality, stable to favorable sales and earnings trends, acceptable liquidity, and adequate cash flow. Loans are considered fully collectible and require an average amount of administration. While generally adhering to credit policy, these loans may exhibit occasional exceptions that do not result in undue risk to the Bank. Borrowers are generally capable of absorbing setbacks, financial and otherwise, without the threat of failure.

Special Mention. Loans classified as special mention have a material weakness that deserves management’s close attention. If left uncorrected, these weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, values, highly questionable, and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. Loans listed as not rated are either less than $300 thousand or are included in groups of homogeneous loans. Based on the most recent analysis performed, the risk category of loans by class was as follows at December 31:

(Dollars in thousands)	Pass	Special Mention	Substandard	Doubtful	Not Rated	Total
2017
Commercial	$116,833	$13,685	$8,841	$–	$914	$140,273
Commercial real estate	162,012	8,220	8,620	–	811	179,663
Residential real estate	205	–	470	–	156,497	157,172
Construction & land development	18,493	880	–	–	3,513	22,886
Consumer	–	–	57	–	16,249	16,306

Total	$297,543	$22,785	$17,988	$–	$177,984	$516,300

2016
Commercial	$116,739	$6,874	$9,704	$–	$951	$134,268
Commercial real estate	149,630	4,168	4,766	–	911	159,475
Residential real estate	216	–	175	–	144,098	144,489
Construction & land development	17,183	981	504	–	4,760	23,428
Consumer	–	–	–	–	13,308	13,308

Total	$283,768	$12,023	$15,149	$–	$164,028	$474,968

Nonperforming loans include loans past due 90 days and greater and loans on nonaccrual of interest status. The following table presents loans that are not rated, by class of loans as of December 31:

(Dollars in thousands)	Performing	Nonperforming	Total

2017
Commercial	$914	$–	$914
Commercial real estate	811	–	811
Residential real estate	155,608	889	156,497
Construction & land development	3,513	–	3,513
Consumer	16,249	57	16,306

Total	$177,095	$946	$178,041

2016
Commercial	$951	$–	$951
Commercial real estate	911	–	911
Residential real estate	143,440	658	144,098
Construction & land development	4,760	–	4,760
Consumer	13,271	37	13,308

Total	$163,333	$695	$164,028

Mortgage Servicing Rights

For the years ended December 31, 2017 and 2016, the Company had outstanding MSRs of $270 thousand and $261 thousand, respectively. No valuation allowance was recorded at December 31, 2017 or 2016, as the fair value of the MSRs exceeded their carrying value. On December 31, 2017, the Company had $64.7 million residential mortgage loans with servicing retained as compared to $61.8 million with servicing retained at December 31, 2016.

Total loans serviced for others approximated $82.7 million and $85.9 million at December 31, 2017 and 2016, respectively.